SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                     [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            MEEHAN MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as  provided  by  Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                            MEEHAN MUTUAL FUNDS, INC.

                                MEEHAN FOCUS FUND

                         ANNUAL MEETING OF SHAREHOLDERS

                                September 7, 2001


Dear Fellow Shareholders:

         The enclosed proxy materials relate to the annual shareholders meeting of the Meehan Focus Fund (the "Fund") to be held on September 25, 2001. At this meeting shareholders will be asked to approve a change in a fundamental investment policy of the Fund, to elect the Fund's Board of Directors, to approve the current investment advisory agreement between the Fund and Edgemoor Capital Management, Inc., and to authorize the Board to adopt and execute amended and restated articles of incorporation for the Fund.

         The Board recommends that shareholders approve a proposal to change one of the Fund's fundamental investment policies. The Fund's current investment policy states that normally the Fund will not, with respect to 85% of its assets (valued at time of investment), invest in more than 25 issuers. The proposed investment policy states that normally the Fund will not, with respect to 75% of its assets (valued at the time of investment), invest in more than 25 issuers. If this proposal is approved, the Fund's investment adviser would have greater flexibility in managing the Fund's portfolio.

         You also will be asked to elect the Fund's Directors. I recommend that the current Directors be elected to continue to serve on the Board of the Fund. Additionally, the Board is seeking approval of the current investment advisory agreement ("Agreement") between the Fund and Edgemoor. The Board has reviewed the Agreement and believes it is in the best interest of the Fund to have
Edgemoor provide investment advisory services to the Fund under the current terms of the Agreement. Finally, the Board is also seeking shareholder approval of a proposal to adopt an amended and restated Charter for the Fund. The proposed amendments are designed to simplify and modernize the Charter consistent with current applicable regulatory guidelines.

         Your vote is important. Voting your shares early will permit the Fund to avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign, and date your proxy card and mail it in the enclosed return envelope promptly.

                                   Very truly yours,

                                   /s/Thomas P. Meehan
                                   ---------------------
                                   Thomas P. Meehan
                                   President

                            MEEHAN MUTUAL FUNDS, INC.

                                MEEHAN FOCUS FUND
                                    SUITE 600
                               1900 M STREET, N.W.
                             WASHINGTON, D.C. 20036

                                   NOTICE OF A
                         ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 25, 2001

                              ---------------------

Fellow Shareholders:

         The annual meeting of shareholders (the "Meeting") of the Meehan Focus Fund (the "Fund") will be held on September 25, 2001 at 10:00 a.m., Eastern time, at the offices of Edgemoor Capital Management, Inc. ("Edgemoor"), 1900 M Street, N.W., Suite 600, Washington, D.C. 20036, to consider and act upon the following proposals:

         (1)  To elect the Fund's Board of Directors;

         (2) To approve the Advisory Agreement between the Fund and Edgemoor Capital Management, Inc.;

         (3)  To approve the Fund's Amended and Restated Articles of
              Incorporation;

         (4) To approve a change to the Fund's fundamental investment restriction on issuer diversification; and

         (5) To transact any other business that may properly come before the Meeting, or any adjournment(s) thereof.

         You are entitled to vote at the Meeting and any adjournment(s) thereof if you owned shares of the Fund at the close of business on August 24, 2001. If you attend the Meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.



                            By order of the Board of Directors,


                            Robert J. Zutz, SECRETARY


September 7, 2001
Washington, D.C.

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

         Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS NOTICED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing in your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote in person.

         Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.
--------------------------------------------------------------------------------

                            MEEHAN MUTUAL FUNDS, INC.


                                MEEHAN FOCUS FUND
                                    SUITE 600
                               1900 M STREET, N.W.
                             WASHINGTON, D.C. 20036
                                   -----------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 25, 2001
                                   -----------

                               VOTING INFORMATION

         This is a proxy statement for the Meehan Focus Fund (the "Fund") in connection with the solicitation of proxies made by, and on behalf of, the Fund's Board of Directors ("Directors" or "Board"), to be used at the annual meeting of shareholders of the Fund or any adjournment(s) thereof ("Meeting"). This proxy statement and proxy card first will be mailed to shareholders on or about September 5, 2001.

         A majority of the Fund's shares of common stock ("Shares") outstanding on August 24, 2001 ("Record Date") represented in person or by proxy, must be present to constitute a quorum for the transaction of business at the Meeting. Only holders of Shares as of the Record Date are entitled to notice of and to vote at the Meeting. In the absence of a quorum or in the event that a quorum is present at the Meeting but votes sufficient to approve any one of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR such proposal in favor of an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals described in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

         An abstention is a proxy that is properly executed, returned and accompanied by instructions withholding authority to vote. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or persons entitled to vote or with respect to which the broker does not have discretionary voting authority. Abstentions and broker non-votes are counted as votes present for purposes of determining whether the requisite quorum exists. Approval of Proposals No. 1, No. 2, and No. 4 requires the affirmative vote of a specified percentage of the total shares outstanding or of the total shares present at the meeting. As a result, abstentions and broker non-votes will have the same effect as votes cast AGAINST these proposals because approval of these proposals depends only on the number of affirmative votes cast and not on the ratio of votes cast FOR a proposal to votes cast AGAINST a proposal. Your proxy card may be revoked by giving another proxy, by letter or telegram revoking your proxy if received by the Fund prior to the Meeting, or by appearing and voting at the Meeting.

         The individuals named as proxies in the enclosed proxy card will vote in accordance with your directions as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your Shares will be voted in favor of the proposals described in this proxy statement. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting. However, if the Fund has received a shareholder proposal to be presented to shareholders at the Meeting within a reasonable time before the proxy solicitation is made, the duly appointed proxies do not have the discretionary authority to vote upon such proposals.

         Solicitations will be made primarily by mail but also may include telephone communications by regular employees of Declaration Service Company ("Declaration"). As an alternative to mailing your paper proxy card to us to vote, you may vote in person.

         The Fund currently offers a single class of shares. As of the Record Date, the Fund had a total of 1,006,049 Shares outstanding. Except as set forth in Appendix A, Edgemoor does not know of any person who owns beneficially 5% or more of the shares of the Fund. All costs associated with the Meeting, including the solicitation of proxies, will be borne by Edgemoor. Each full Share of the Fund is entitled to one vote, and each fractional share is entitled to a proportionate share of one vote.

         ONE COPY OF THIS PROXY STATEMENT AND PROXY CARD WILL BE DELIVERED TO MULTIPLE SHAREHOLDERS WHO SHARE A SINGLE ADDRESS. IF YOU WOULD LIKE TO OBTAIN AN ADDITIONAL COPY OF THIS PROXY STATEMENT OR A COPY OF THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS, FREE OF CHARGE, WRITE TO MEEHAN MUTUAL FUNDS, INC. C/O DECLARATION SERVICE COMPANY, 555 NORTH LANE, SUITE 6160, CONSHOHOCKEN, PA 19460 OR CALL 1-866-250-8254. IF YOU ARE RECEIVING A COPY OF ANNUAL AND SEMI-ANNUAL REPORTS OR PROXY STATEMENTS FOR EACH SHAREHOLDER WHO SHARES YOUR ADDRESS AND WOULD LIKE TO RECEIVE A SINGLE COPY OF THESE MATERIALS, PLEASE WRITE TO OR CALL DECLARATION AT THE ADDRESS AND TELEPHONE NUMBER INDICATED ABOVE.

         PROPOSAL 1.  ELECTION OF THE DIRECTORS OF THE FUND.
         -----------

         The Board of Directors has nominated the three persons listed below for election as directors, each to hold office until the next annual meeting of shareholders and until his successor is elected and qualified. Each of the nominees is currently serving as a director of the Fund and was elected by the initial shareholder of the Fund on November 20, 1999. Each nominee has indicated a willingness to serve if elected. If any of the nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. Management has no reason to believe that any nominee will be unavailable for election.

         Two of the three current directors, Messrs. Ferrentino and Cutler, are independent directors, as defined by the Investment Company Act of 1940 ("Independent Directors"). Mr. Meehan is the President of Edgemoor Capital

Management,   Inc.,  the  Fund's  investment   adviser.   There  are  no  family
relationships among the nominees.

         The persons named as proxies on the enclosed proxy card will vote FOR the election of the nominees listed below unless the shareholder specifically indicates on his or her proxy card a desire to withhold authority to vote for any nominee.

         The nominees for director, their ages, a description of their principal occupations, and the number of Fund Shares owned by each are listed in the table below.

NAME, POSITION WITH THE   PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE DURING THE PAST    NUMBER OF FUND SHARES
------------------------  -------------------------------------------------------------   ---------------------
FUND, AND AGE             FIVE YEARS                                                      BENEFICIALLY OWNED DIRECTLY OR
-------------             ----------                                                      ------------------------------
                                                                                          INDIRECTLY ON AUGUST 24, 2001
                                                                                          ------------------------------

DIRECTOR NOMINEES
-----------------
Thomas P. Meehan*         President,  Edgemoor  Capital  Management,  Inc., a registered            288,164
(Age 61)                  investment Advisor,  since October 1999.  President,  Sherman,
Suite 600                 Meehan,  Curtin & Ain,  P.C.,  a  Washington,  D.C.,  law firm
1900 M Street, N.W.       (1993 thru September 1999).  Trustee,  Sherman,  Meehan Curtin
Washington, D.C.  20036   & Ain, P.C.  Pension and Profit Sharing Plans (1973-2000).

Andrew Ferrentino         Member,  Board of Directors Template Software,  Inc. from 1997            26,056
(Age 61)                  to  2000.   Private   consultant  in  the  computer   software
7904 Horseshoe Lane       industry from 1999 to present.  President,  Template Software,
Potomac, MD  20854        Inc. from 1982 to 1998.

John A. Cutler            Partner,  Beers & Cutler,  PLLC from  October 1976 to present;               0
(Age 56)                  Trustee,  Beers & Cutler  Employees  Profit  Sharing Plan from
3042 P Street, N.W.       1984 to present.
Washington, D.C.  20002

----------------
*    Mr. Meehan is an "interested person" of the Fund, as that term is defined in the 1940 Act.

         The Board has an audit committee consisting of Messrs. Ferrentino and Cutler. The audit committee meets at least annually with the independent accountants and executive officers of the Fund. The audit committee reviews, among other matters, the accounting principles being applied by the Fund in financial reporting, the scope and adequacy of internal controls, the responsibilities and fees of the independent accountants. The recommendations of the audit and committee are reported to the full Board. The Board, including the Independent Directors, unanimously approved the nomination of the foregoing persons to serve as directors and directed that the election of these nominees be submitted to the Fund's shareholders.

         The Board of Directors has met four times during the Fund's last fiscal year. Each of the directors attended all of the meetings. The audit committee has met once during the Fund's last fiscal year.

         The following table sets forth information relating to the compensation paid to directors during the last fiscal year:

                                       AMOUNTS PAID DURING THE MOST RECENT
                                    FISCAL YEAR BY THE FUND TO ITS DIRECTORS

NAME OF PERSON, POSITION       AGGREGATE       PENSION OR RETIREMENT    ESTIMATED ANNUAL      TOTAL COMPENSATION
------------------------   COMPENSATION FROM    BENEFITS ACCRUED AS       BENEFITS UPON        FROM THE FUND TO
                                THE FUND          PART THE FUND'S           RETIREMENT             DIRECTORS
                           -----------------          EXPENSES          ----------------      -------------------
                                               ---------------------

THOMAS P. MEEHAN,                  $0                    $0                     $0                     $0
PRESIDENT AND DIRECTOR

ANDREW FERRENTINO,               $4,000                  $0                     $0                   $4,000
DIRECTOR

JOHN A. CUTLER, DIRECTOR         $4,000                  $0                     $0                   $4,000


         Officers and directors of the Fund who are interested persons of the Fund receive no salary or fees from the Fund. Independent Directors of the Fund will receive a fee of $1,000 and reimbursement for related expenses for each meeting of the Board of Directors attended by them.

         The overall direction and supervision of the Fund is the responsibility of the Board, which has the primary duty of ensuring that the Fund's general investment policies and programs are adhered to and that the Fund is properly administered. Edgemoor serves as investment adviser to the Fund and has the primary responsibility for making investment decisions on behalf of the Fund.

REQUIRED VOTE

         Election of each nominee as a director of the Fund requires the vote of a majority of the votes cast at the Meeting in person or by proxy, provided that a quorum is present. Shareholders who vote FOR Proposal 1 will vote FOR each nominee. THOSE SHAREHOLDERS WHO WISH TO WITHHOLD THEIR VOTE ON ANY SPECIFIC NOMINEE(S) MAY DO SO ON THE PROXY CARD.

                              THE BOARD UNANIMOUSLY
                     RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
                       EACH OF THE NOMINEES IN PROPOSAL 1
                             ----------------------

         PROPOSAL 2.   APPROVAL OF INVESTMENT ADVISORY AGREEMENT.
         -----------

         The Board proposes that shareholders approve the current investment advisory agreement between the Fund and Edgemoor Capital Management, Inc. ("Agreement"). The Agreement was first approved by the Board on November 20, 1999. At that meeting the Board determined that it would be in the best interest of the Fund and its shareholders to retain Edgemoor as the investment adviser to the Fund. In making this decision, the Board considered, among other factors, the quality of services Edgemoor would provide to the Fund, the proposed investment strategy for the Fund, the fairness of the terms of the Agreement, and Edgemoor's fee proposal. The Fund's initial shareholder approved the Agreement on November 30, 1999.

         Under the terms of the Agreement, Edgemoor manages the investment of all of the Fund's assets and is responsible for placing all orders for the purchase and sale of portfolio securities, subject to the supervision of the directors. As compensation for its services and for expenses borne by Edgemoor under the Agreement, Edgemoor is paid an advisory fee, computed daily and paid monthly, of 1.00% of the Fund's average daily net assets.

         The Agreement provides that Edgemoor will not be liable for any act or omission in the course of, or connected with, rendering services under the Agreement, except when such services are rendered in bad faith, willful negligence or disregard of its duties under the Agreement. In addition, Edgemoor will indemnify and hold harmless the Fund, the directors, officers or shareholders from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys fees) which arise or result from Edgemoor's bad faith, negligence, willful misfeasance or disregard of its duties under the Agreement.

         If approved by shareholders, the Fund anticipates that Edgemoor would continue to serve as investment adviser to the Fund pursuant to the terms of the Agreement currently in effect. Unless sooner terminated, the Agreement will remain in effect continuously for two years following its effective date. Thereafter, it will continue for successive years, provided that it is specifically approved at least annually (1) by a vote of a majority of the Independent Directors and (2) by a majority of all directors or by a vote of a majority of the outstanding Shares of the Fund. The Fund may terminate the Agreement by a vote of a majority of the Independent Directors or a majority of its outstanding voting securities at any time on 60 days' written notice to the other party. Edgemoor may terminate the Agreement upon 60 days' written notice to the Fund. The Agreement automatically will terminate without penalty in the event of its assignment as defined in the 1940 Act.

INFORMATION ABOUT EDGEMOOR

         Edgemoor is a company incorporated under the laws of Maryland in 1999. It also is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. As of August 24, 2001, Edgemoor had approximately $56 million of assets under management. In addition to the Fund, Edgemoor serves as an investment adviser to high-net-worth individuals and pension and profit-sharing plans.

         Thomas P. Meehan is the President of Edgemoor. The other executive officers of Edgemoor are Joseph Meehan, Vice President, and Paul P. Meehan, Secretary and Treasurer. Mr. Thomas Meehan owns 100% of the outstanding voting securities of Edgemoor. Edgemoor's principal business address and the business address of Mr. Meehan is 1900 M Street, Suite 600, N.W., Washington, D.C. 20036.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board, including the Independent Directors, determined that it is in the best interest of the Fund and its shareholders to continue to retain
Edgemoor as investment adviser to the Fund and recommends that shareholders approve the Agreement. In approving the Agreement, the Board analyzed the factors discussed above and other factors that would affect positively and negatively the provision of portfolio management services, including the generally favorable performance of the Fund versus its peer group since the Fund's commencement of operations.

         The Board recommends that Edgemoor continue to serve as investment adviser to the Fund. If Proposal 2 is not approved by shareholders, the directors would then consider whether any other arrangements of the provision of investment advisory services are appropriate and in the best interests of the Fund's shareholders.

VOTE REQUIRED

         Approval of Proposal 2 requires the affirmative vote of the holders of the LESSER of (1) 67% or more of the Shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding Fund Shares are present or represented by proxy at the Meeting, or (2) more than 50% of the outstanding Shares of the Fund entitled to vote at the Meeting.

                              THE BOARD UNANIMOUSLY
                     RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
                                   PROPOSAL 2
                     ---------------------------------------

         PROPOSAL 3. APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION.
         -----------

         The Board has approved and recommends that the shareholders of the Fund approve Amended and Restated Articles of Incorporation (the "Amended Articles") of Meehan Mutual Funds, Inc. (the "Corporation"). A copy of the Amended Articles is attached to this proxy statement as Appendix B.

         The Amended Articles incorporate revisions to the charter of the Corporation which are designed to clarify the powers of the Board of Directors and shareholders, to provide the Board of Directors with greater flexibility in managing the business and affairs of the Fund and the Corporation, and to reflect developments in Maryland law affecting registered investment companies. The Amended Articles do not alter in any way the existing fiduciary obligations of the directors to act with due care and in the interests of shareholders.

          The Amended Articles amend the Corporation's Articles of Incorporation in several ways. The following discussion summarizes some of the more significant amendments to the Articles of Incorporation effected by the Amended Articles. In addition to the changes described below, there are other substantive and stylistic differences between the Corporation's Articles of Incorporation and the Amended Articles. The following summary is qualified in its entirety by reference to the Amended Articles which are attached as Appendix B to this proxy statement.

         POWERS AND PURPOSES. The Amended Articles simplify the statement of the purposes and powers of the Corporation by eliminating the extensive list of specific exemplary and illustrative powers and purposes included in the Article Third of the Articles of Incorporation.

         SERIES AND CLASSES OF STOCK. The Amended Articles consolidate in Article Sixth various provisions relating to the capital stock of the Corporation. They also expand and clarify the powers of the Board of Directors to create or terminate classes and series of stock. The ability to create additional series of the Corporation's shares, and classes of shares of the Fund and any future series, will facilitate implementation of new investment products and alternative pricing structures for investors. Under the Articles of Incorporation and the Amended Articles, the Board of Directors may not alter the terms or contract rights of any outstanding shares without shareholder approval, except in compliance with applicable law.

         The Amended Articles also delete various technical and/or antiquated provisions from the Articles of Incorporation, including, for example, the provisions regarding treasury shares.

         The Amended Articles also clarify organizational and corporate matters related to shares of the Fund issued prior to March 19, 2001. The Amended
Articles classify 50,000,000 shares of the Corporation's authorized capital stock as shares of the Fund. Under the Amended Articles, all the outstanding shares of the Fund, including those shares issued prior to March 19, 2001, are designated as shares of the Meehan Mutual Fund.

         INVOLUNTARY AND IN-KIND REDEMPTIONS. The Amended Articles expand the power of the Board of Directors to redeem involuntarily the shares of shareholders whose account values are less than the minimum investment amount set by the Corporation from time to time. Any such redemptions will be subject to compliance with applicable laws and regulations, including the 1940 Act. The Amended Articles also clarify the authority of the Board of Directors to make in-kind redemptions, to the extent and in the manner permitted by the 1940 Act, if the Board determines doing so is in the best interests of shareholders. The Board has no current intention to exercise its authority to make involuntary or in-kind redemptions. The Board would expect to make such redemptions only under exceptional circumstances.

         SHAREHOLDER PROPOSALS. The Amended Articles limit the circumstances under which a shareholder proposal may be included in the proxy materials for meetings of the shareholders. Limiting such proposals in accordance with applicable law will help to ensure that the Board retains the ability to manage the affairs of the Corporation and the Fund, including control of the proposals presented at Corporation's shareholder meetings and included in its proxy materials.

CONCLUSION

         The Board of Directors has concluded that the proposed adoption of the Amended Articles is in the best interests of the shareholders of the Fund. Accordingly, the Board recommends that shareholders vote FOR the Amended Articles. If approved by shareholders, the Amended Articles will take effect when they are filed with and accepted for record by the Maryland State Department of Taxation and Assessments. If the Amended Articles are not approved by shareholders, the Corporation's Articles of Incorporation will remain unchanged and in effect.

VOTE REQUIRED

         Approval of Proposal 3 requires the affirmative vote of a majority of the outstanding shares of the Fund entitled to vote on the proposal.

                    THE BOARD UNANIMOUSLY RECOMMENDS THAT THE
                       SHAREHOLDERS VOTE "FOR" PROPOSAL 3
                           ---------------------------

         PROPOSAL 4.  APPROVAL OF CHANGE TO A FUNDAMENTAL
         -----------  INVESTMENT POLICY OF THE FUND.

         The Board is  seeking  shareholder  approval  to  modify a  fundamental investment policy that can be changed only with shareholder approval ("fundamental restriction"). The discussion below summarizes the proposed change to one of the Fund's fundamental restrictions and includes a summary of the text of the current restriction and of the proposed restriction.

         The Fund's current fundamental restriction on investment concentration and diversification is as follows:

         The Fund will not, with respect to 85% of its assets (valued at time of investment), invest in more than 25 issuers. (Emphasis added).

         The proposed fundamental policy is as follows:

         The Fund will not, with respect to 75% of its assets (valued at time of investment), invest in more than 25 issuers. (Emphasis added).

         The Board recommends that shareholders vote to modify the current fundamental restriction as described above. The proposed fundamental restriction would give Edgemoor, the Fund's investment adviser, greater flexibility in managing the portfolio holdings of the Fund. By decreasing the amount of Fund assets limited to investment in 25 issuers, Edgemoor will be able to change the Fund's investment positions more efficiently.

REQUIRED VOTE

         Approval of Proposal 4 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if more than 50% of the outstanding shares of the Fund are so present or represented, or (ii) more than 50% of the outstanding shares of the Fund. Shareholders who vote FOR Proposal 4 will vote FOR the proposed change described above.

                    THE BOARD UNANIMOUSLY RECOMMENDS THAT THE
                       SHAREHOLDERS VOTE "FOR" PROPOSAL 4.
                             ----------------------

                              OFFICERS OF THE FUND

         Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. None of the Fund's officers currently receives any compensation from the Fund. The executive officers of the Fund are:

         THOMAS P. MEEHAN, age 61, PRESIDENT. Mr. Meehan also has been a Director of the Fund since its inception and President of Edgemoor since its inception.

         TERENCE P. SMITH, age 54, TREASURER AND ASSISTANT SECRETARY. Mr. Smith also has been Chief Operating Officer of Declaration since 1987.

         ROBERT J. ZUTZ, age 48, SECRETARY. Mr. Zutz also is a partner at Kirkpatrick & Lockhart LLP.

         LISA RUCZYNSKI, age 48, ASSISTANT SECRETARY. Ms. Ruczynski also has been Director of Operations of Declaration since 1998.

         As a general matter, the Fund does not hold annual meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Fund's shareholders should send their written proposals to the Fund at 1900 M Street, Suite 600, N.W., Washington, D.C. 20036. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws. The Fund has not received any shareholder proposals to be presented at this Meeting.


                         INDEPENDENT PUBLIC ACCOUNTANTS

         Tait, Weller & Baker ("TWB"), certified public accountants, serves as the Fund's auditors for the Fund's 2001 fiscal year and has served in that capacity since the Fund's inception. Representatives from TWB will not be present at the annual meeting. The following information relates to fees paid to TWB by the Fund for the fiscal year ended October 31, 2000.

AUDIT FEES     FINANCIAL INFORMATION SYSTEMS DESIGN AND    ALL OTHER FEES
               IMPLEMENTATION FEES

$7,000         $0                                          $0

         The Fund's Audit Committee has reviewed the services provided by TWB and the fees charged for such services and determined that TWB is independent of the Fund.

                                 OTHER BUSINESS

         The Board knows of no other business to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated in the proxies.

                                  By Order of the Board of Directors,

                                  Robert J. Zutz
                                  Secretary


September 7, 2001

                                   APPENDIX A
                                   ----------

                             PRINCIPAL SHAREHOLDERS

         The following table sets forth the beneficial ownership of the Fund's outstanding equity securities as of August 24, 2001 by each beneficial owner of 5% or more of the Fund's outstanding equity securities:


                           SHARES OF EQUITY SECURITIES
                               BENEFICIALLY OWNED

                                               -----------------------------

NAME AND ADDRESS                                    AMOUNT          PERCENT
--------------------------------------------   ----------------  ------------
Sherman, Meehan, Curtin & Ain PC                   334,498          33.25%
Employee Profit Sharing Trust
Michael F. Curtin Sanford K. Ain and
Sam H. Roberson TTEES
1900 M Street, NW
Suite 600
Washington, D.C.  20036


Meehan Management Services Profit Sharing Trust     195,340          19.42%
Thomas P. Meehan TTEE
1900 M Street, NW
Suite 600
Washington, D.C.  20036

                                   APPENDIX B
                                   ----------

                            MEEHAN MUTUAL FUNDS, INC.

                      ARTICLES OF AMENDMENT AND RESTATEMENT
                      -------------------------------------

      Meehan Mutual Funds, Inc., a Maryland corporation, having its principal office in Baltimore City, Maryland (which is hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

      FIRST: The charter of the Corporation is hereby amended and restated in its entirety to read as follows:

            FIRST: The undersigned, R. Charles Miller, whose post office address is 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036, being at least eighteen years of age, under and by virtue of the General Laws of the State of Maryland authorizing the formation of corporations, is acting as sole incorporator with the intention of forming a corporation.

            SECOND: The name of the corporation (which is hereinafter called the Corporation) is:

                            MEEHAN MUTUAL FUNDS, INC.

            THIRD: (a) The purposes for which the Corporation is formed and the business and objects to be carried on and promoted by it are:

            (1) To engage primarily in the business of investing, reinvesting or trading in securities as an investment company classified under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management company.

            (2) To engage in any one or more businesses or transactions, or to acquire all or any portion of any entity engaged in any one or more businesses or transactions, which the Board of Directors may from time to time authorize or approve, whether or not related to the business described elsewhere in this Article or to any other business at the time or theretofore engaged in by the Corporation.

            (b) The foregoing enumerated purposes and objects shall be in no way limited or restricted by reference to, or inference from, the terms of any other clause of this or any other Article of the charter of the Corporation, and each shall be regarded as independent; and they are intended to be and shall be construed as powers as well as purposes and objects of the Corporation and shall be in addition to and not in limitation of the general powers of corporations under the General Laws of the State of Maryland.

            FOURTH:   The  present  address  of  the  principal  office  of  the
Corporation in this State is 5309 Hampden Lane, Bethesda, Maryland 20814.

            FIFTH: The name and address of the resident agent of the Corporation in this State is Thomas P. Meehan, 5309 Hampden Lane, Bethesda, Maryland 20814. Said resident agent is a citizen of the State of Maryland who resides there.

            SIXTH: (a) The total number of shares of stock of all classes and series which the Corporation initially has authority to issue is 100,000,000 shares of capital stock (par value $.0001 per share), amounting in aggregate par value to $10,000. All of the authorized shares of capital stock are initially classified as "Common Stock" of which 50,000,000 shares are further classified as a series of Common Stock designated as the "Meehan Focus Fund". The Board of Directors may classify and reclassify any unissued shares of capital stock by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares of stock.

            (b) Unless otherwise prohibited by law, so long as the Corporation is registered as an open-end company under the 1940 Act, the Board of Directors shall have the power and authority, without the approval of the holders of any outstanding shares, to increase or decrease the number of shares of capital stock, or the number of shares of capital stock of any class or series, that the Corporation has authority to issue.

            (c) The following is a description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the Meehan Focus Fund and any additional series of Common Stock of the Corporation ("Series"), unless otherwise provided in the articles supplementary or other charter document classifying or reclassifying such series:

            (1) All consideration received by the Corporation from the issue or sale of shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any investment or reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes and shall be so recorded upon the books of account of the Corporation. Such consideration, assets, income, earnings, profits and proceeds, together with any items allocated as provided in the following sentence, are hereinafter referred to collectively as the "assets belonging to" that Series. In the event that there are any assets, income, earnings, profits or proceeds which are not identifiable as belonging to a particular Series, such items shall be allocated by or under the supervision of the Board of Directors to and among one or more of the Series from time to time classified or reclassified, in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable. Each such allocation shall be conclusive and binding for all purposes. No holder of a particular Series shall have any right or claim against the assets belonging to any other Series, except as a holder of the shares of such other Series.

            (2) The assets belonging to each Series shall be charged with the liabilities of the Corporation in respect of that Series and all expenses, costs, charges and reserves attributable to that Series. Any liabilities, expenses, costs, charges or reserves of the Corporation which are attributable to more than one Series, or are not identifiable as pertaining to any Series, shall be allocated and charged by or under the supervision of the Board of Directors to and among one or more of the Series of Common Stock from time to time classified or reclassified, in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable. Each such allocation shall be conclusive and binding for all purposes. The liabilities, expenses, costs, charges and reserves charged to a Series are hereinafter referred to collectively as the "liabilities of" that Series.

            (3) The net asset value per share of a particular Series shall be the quotient obtained by dividing the value of the net assets of that Series (being the value of the assets belonging to that Series less the liabilities of that Series) by the total number of shares of that Series outstanding, all as determined by or under the direction of the Board of Directors in accordance with generally accepted accounting principles and the 1940 Act. Subject to the applicable provisions of the 1940 Act, the Board of Directors, in its sole discretion, may prescribe and shall set forth in the By-Laws of the Corporation, or in a duly adopted resolution of the Board of Directors, such bases and times for determining the current net asset value per share of each Series, and the net income attributable to such Series, as the Board of Directors deems necessary or desirable. The Board of Directors shall have full discretion, to the extent not inconsistent with the Maryland General Corporation Law and the 1940 Act, to determine whether any moneys or other assets received by the Corporation shall be treated as income or capital and whether any item of expense shall be charged to income or capital, and each such determination shall be conclusive and binding for all purposes.

            (4) Subject to the provisions of law and any preferences of any class or series of stock from time to time classified or reclassified, dividends, including dividends payable in shares of another class or series of the Corporation's stock, may be paid on a particular Series at such times and in such amounts as the Board of Directors may deem advisable. Dividends and other distributions on the shares of a particular Series shall be paid only out of the assets belonging to that Series after providing for the liabilities of that Series.

            (5) Each share of a Series shall have one vote, and the exclusive voting power for all purposes shall be vested in the holders of shares of the Series. All Series shall vote together as a single class; provided, however, that as to any matter with respect to which a separate vote of a particular Series is required by the 1940 Act or the Maryland General Corporation Law, such requirement shall apply and, in that event, the other Series entitled to vote on the matter shall vote together as a single class; and provided, further, that the holders of a particular Series of shall not be entitled to vote on any matter which does not affect any interest of that Series, including liquidation of another Series, except as otherwise required by the 1940 Act or the Maryland General Corporation Law.

            (6) Each  holder  of  shares  of a Series  shall  have the  right to require the Corporation to redeem all or any part of his shares at a redemption price equal to the current net asset value per share of that Series which is next computed after receipt of a tender of such shares for redemption, less such redemption fee or contingent deferred sales load, if any, or other charges as the Board of Directors may from time to time establish in accordance with the 1940 Act and the Conduct Rules of the National Association of Securities Dealers, Inc. Payment of the redemption price shall be made by the Corporation only from the assets belonging to the Series whose shares are being redeemed. The redemption price shall be paid in cash; provided, however, that if the Board of Directors determines, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Corporation may, to the extent and in the manner permitted by law, make payment wholly or partly in securities or other assets, at the value of such securities or other assets used in such determination of current net asset value. Notwithstanding the foregoing, the Corporation may suspend the right of holders of shares of any Series to require the Corporation to redeem their shares, or postpone the date of payment or satisfaction upon such redemption for more than seven days after tender of such shares for redemption, during any period or at any time when and to the extent permitted under the 1940 Act.

            (7) To the extent and in the manner permitted by the 1940 Act and the Maryland General Corporation Law, the Board of Directors may cause the Corporation to redeem, at their current net asset value, the shares of any Series held in the account of any stockholder having an aggregate net asset value which is less than the minimum investment in that Series specified by the Board of Directors from time to time in its sole discretion.

            (8) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or of the liquidation of a particular Series, the stockholders of each Series that is being liquidated shall be entitled, after payment or provision for payment of the liabilities of that Series, as a class, to share ratably in the remaining assets belonging to the Series. The holders of shares of any particular Series shall not be entitled thereby to any distribution upon the liquidation of any other series. The liquidation of any Series of which there are shares then outstanding shall be approved by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of that Series, and without the vote of the holders of shares of any other Series.

            (9) Subject to compliance with the 1940 Act, the Board of Directors shall have authority to provide that holders of any Series shall have the right to exchange their shares for shares of one or more other Series in accordance with such requirements and procedures as may be established by the Board of Directors.

            SEVENTH: The number of directors of the Corporation shall be three, which number may be increased or decreased pursuant to the By-Laws of the Corporation, but shall never be less than the minimum number permitted by the General Laws of the State of Maryland now or hereafter in force. The name of the director who shall serve until the first annual meeting and until his successor is duly chosen and qualified is:

                                Thomas P. Meehan

            EIGHTH: (a) The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and of the directors and stockholders:

            (1) The Board of Directors is hereby empowered to authorize the issuance from time to time of shares of its stock of any class or series, whether now or hereafter authorized, or securities convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as may be deemed advisable by the Board of Directors and without any action by the stockholders.

            (2)  No  holder  of  any  stock  or  any  other  securities  of  the
      Corporation, whether now or hereafter authorized, shall have any preemptive right to subscribe for or purchase any stock or any other securities of the Corporation other than such, if any, as the Board of Directors, in its sole discretion, may determine and at such price or prices and upon such other terms as the Board of Directors, in its sole discretion, may fix; and any stock or other securities which the Board of Directors may determine to offer for subscription may, as the Board of Directors in its sole discretion shall determine, be offered to the holders of any class, series or type of stock or other securities at the time outstanding to the exclusion of the holders of any or all other classes, series or type of stock or other securities at the time outstanding.

            (3) The Board of Directors of the Corporation shall, consistent with applicable law (including, without limitation, the 1940 Act), have power in its sole discretion to determine from time to time in accordance with sound accounting practice or other reasonable valuation methods what constitutes annual or other net profits, earnings, surplus or net assets in excess of capital, net asset value, or net asset value per share; to determine that retained earnings or surplus shall remain in the hands of the Corporation; to set apart out of any funds of the Corporation such reserve or reserves in such amount or amounts and for such proper purpose or purposes as it shall determine and to abolish any such reserve or any part thereof; to distribute and pay distributions or dividends in stock, cash or other securities or property, out of surplus or any other funds or amount legally available therefor, at such times and to the stockholders of record on such dates as it may, from time to time, determine; and to determine whether and to what extent and at what times and places and under what conditions and regulations the books, accounts and documents of the Corporation, or any of them, shall be open to the inspection of stockholders, except as otherwise provided by statute or the By-Laws of the Corporation, and, except as so provided, no stockholder shall have any right to inspect any book, account or document of the Corporation unless authorized to do so by resolution of the Board of Directors.

            (4) Notwithstanding any provision of law requiring the authorization of any action by a greater proportion than a majority of the total number of shares of capital stock, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares of capital stock outstanding and entitled to vote thereon, except as otherwise provided in the charter of the Corporation.

            (5) The Corporation shall indemnify (i) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force (as limited by the 1940 Act), including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such bylaws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

            (6) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted (as limited by the 1940 Act), no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal.

            (7) The Corporation reserves the right from time to time to make any amendments of its charter which may now or hereafter be authorized by law, including any amendments changing the terms or contract rights, as expressly set forth in its charter, of any of its outstanding capital stock.

            (8) For any stockholder proposal to be presented in connection with an annual meeting of stockholders of the Corporation, including any proposal relating to the nomination of a director to be elected to the Board of Directors of the Corporation, the stockholders must have given timely notice thereof in writing to the Secretary of the Corporation in the manner and containing the information required by the By-Laws of the Corporation. Stockholder proposals to be presented in connection with a special meeting of stockholders will be presented by the Corporation only to the extent required by Section 2-502 of the Maryland General Corporation Law and the By-Laws of the Corporation.

                  (b) The enumeration and definition of particular powers of the Board of Directors included in the foregoing shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other Article of the charter of the Corporation, or construed as or deemed by inference or otherwise in any manner to exclude or limit any powers conferred upon the Board of Directors under the General Laws of the State of Maryland now or hereafter in force.

            NINTH: The duration of the Corporation shall be perpetual.

      SECOND: The foregoing amendment and restatement of the charter of the Corporation does not increase the authorized capital stock of the Corporation.

      THIRD: The foregoing amendment and restatement to the charter of the Corporation has been advised by the Board of Directors and approved by the stockholders of the Corporation.

      IN WITNESS WHEREOF, Meehan Mutual Funds, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on this ____ day of ________, 2001.

                                    MEEHAN MUTUAL FUNDS, INC.


                                    By: __________________________
                                          Thomas P. Meehan
                                          President

WITNESS:


__________________________
      Robert J. Zutz
      Secretary


      The undersigned President of Meehan Mutual Funds, Inc., who executed on behalf of the Corporation the forgoing Articles of Amendment and Restatement of which this certificate is made a part, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles of Amendment and Restatement to be the corporate act of the Corporation and hereby certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


                                        __________________________
                                        Thomas P. Meehan
                                        President

                                                                           PROXY
                                                                           -----


                            MEEHAN MUTUAL FUNDS, INC.



                                MEEHAN FOCUS FUND

                         ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 25, 2001

         This proxy is being solicited on behalf of the Board of Directors of the Meehan Focus Fund (the "Fund") and relates to the proposals with respect to the Fund. The undersigned hereby appoints as proxies Thomas P. Meehan and Vicki Baker and each with the power of substitution to vote for the undersigned all shares of common stock of the undersigned in the Fund at the Annual Meeting of Shareholders to be held at 10:00 a.m., Eastern time, on September 25, 2001 at the offices of Edgemoor Capital Management, Inc., 1900 M Street, N.W., Suite 600, Washington, D.C. 20036, and any adjournment(s) thereof ("Meeting"), with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Fund, with the Fund having discretionary power to vote upon such other business as may properly come before the Meeting.

                                 Date
                                      ------------------------------------------

                                 Signature
                                           -------------------------------------
                                 Signature If shares are held jointly, each shareholder named should sign; if only one signs, his signature will be binding. If the shareholder is a corporation, the President or Vice President should sign in her own name, indicating title. If the shareholder is a partnership, a partner should sign in his own name, indicating that he is a "Partner."



VOTE BY PAPER BALLOT: Please read your proxy statement and read the following proposals. Vote by filling in on the ballot the appropriate box representing your vote on each proposal. Sign and mail the card in the enclosed return envelope.

         YOUR VOTE IS IMPORTANT. Please date and sign this proxy below and return it promptly in the enclosed envelope.

    PLEASE INDICATE YOUR VOTE BY PLACING AN "X" IN THE APPROPRIATE BOX BELOW.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"

         1.  Election of the Board of Directors.

         (a)  Thomas P. Meehan

              FOR _________    AGAINST _______   ABSTAIN _______

         (b)  Andrew Ferrentino

              FOR _________    AGAINST _______   ABSTAIN _______

         (c)  John A. Cutler

              FOR _________    AGAINST _______   ABSTAIN _______

         2. Approval of the Investment Advisory Agreement between the Fund and Edgemoor Capital Management, Inc.

              FOR _________    AGAINST _______   ABSTAIN _______

         3.  Approval of the Fund's Amended and Restated Articles of
             Incorporation.

              FOR _________    AGAINST _______   ABSTAIN _______

         4. Approval of the proposal to change the Fund's fundamental investment restriction on issuer diversification.

              FOR _________    AGAINST _______   ABSTAIN _______



This proxy will not be voted unless it is dated and signed exactly as instructed below.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE PAID ENVELOPE TO: EDGEMOOR CAPITAL MANAGEMENT, INC., 1900 M STREET, N.W., SUITE 600, WASHINGTON, D.C. 20036